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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) September 11, 1996



                    Registrant; State of Incorporation;                          IRS Employer
Commission File Number                                Address; and Telephone Number        Identification No.

1-5532              PORTLAND GENERAL CORPORATION      93-0909442
                    (an Oregon Corporation)
                    121 SW Salmon Street
                    Portland, Oregon 97204
                    (503) 464-8820


1-5532-99           PORTLAND GENERAL ELECTRIC COMPANY 93-0256820
                    (an Oregon Corporation)
                    121 SW Salmon Street
                    Portland, Oregon 97204
                    (503) 464-8000



                     121 S.W. Salmon Street, Portland, Oregon            97204
                      (Address of principal executive offices)         (zip code)

               Registrant's telephone number, including area code 503-464-8820


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Item 5.             Other Events

On September 11, 1996 parties participating in the initial settlement hearing of the Portland General Electric Company (PGE) rate proposal agreed to postpone further settlement discussions until early November. The postponement was requested by representatives of PGE's large industrial customers to allow for additional time for review and analysis of both PGE's August 6, 1996 proposal and the Oregon Public Utility Commission's (OPUC) staff's September 6, 1996 response (for additional information see Portland General Corporation's and PGE's reports on Form 8-K dated September 6, 1996). If the parties do not reach a settlement, PGE could be required to file a general rate case in early 1997.





                              Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                    Portland General Corporation
                    Portland General Electric Company




September 12, 1996  By          /s/  Joseph E. Feltz
                                     Joseph E. Feltz
                                    Assistant Controller
                                    Assistant Treasurer

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